ACCOUNTS RECEIVABLE, NET - Movement of Allowance for Doubtful Debts (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Receivables [Abstract]
At beginning of year	$ 210,757	$ 168,786	$ 143,334
Additional allowance, net of recoveries	64,747	37,978	29,979
Reclassified (to) from long-term receivables, net	(9,573)	3,993	(4,527)
At end of year	$ 265,931	$ 210,757	$ 168,786